           As filed with the Securities and Exchange Commission on April 3, 2006

                                                     Registration No. 333-
                                                                          ------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                ----------------

                              DOVER SADDLERY, INC.

             (Exact Name of registrant as Specified in its Charter)


            Delaware                                        04-3438294

 (State or Other Jurisdiction of                         (I.R.S. Employer
  Incorporation or Organization)                        Identification No.)


                       525 Great Road, Littleton, MA 01460

               (Address of Principal Executive Offices) (Zip Code)

                                ----------------

                             1999 Stock Option Plan

                           2005 Equity Incentive Plan

                            (Full Title of the Plan)

                                ----------------

                                 Stephen L. Day
                             Chief Executive Officer
                              Dover Saddlery, Inc.
                                 525 Great Road
                                 P. O. Box 1100
                               Littleton, MA 01460

               (Name and Address of Agent for Service of Process)


                                 (978) 952-8062

          (Telephone Number, Including Area Code, of Agent For Service)

                                ----------------

                                   Copies to:

                           John J. Concannon III, Esq.
                              Bingham McCutchen LLP
                               150 Federal Street
                                Boston, MA 02110
                               Tel: (617) 951-8000
                               Fax: (617) 951-8736

================================================================================

                         CALCULATION OF REGISTRATION FEE

================================================================================

                                                              Proposed              Proposed
        Title of Each Class                                    Maximum               Maximum
           of Securities                   Amount             Offering              Aggregate             Amount of
               to be                        to be             Price Per             Offering             Registration
            Registered                 Registered (1)           Share                 Price                  Fee
----------------------------------------------------------------------------------------------------------------------
2005 EQUITY INCENTIVE PLAN
Common Stock, $.0001 par value per     623,574 shares         $6.92 (2)          $4,315,132 (2)
share

1999 STOCK OPTION PLAN
Common Stock, $.0001 par value per     217,281 shares         $1.82 (3)          $395,451.42 (3)
share

TOTAL                                  840,855 SHARES                            $4,710,583.42            $504.03
======================================================================================================================

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended, this Registration Statement shall also cover additional shares of the registrant's Common Stock which become issuable by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of the registrant.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) under the Securities Act of 1933, as amended. The offering price per share and aggregate offering price are based upon the average of the high and low prices of the registrant's common stock reported on the Nasdaq National Market on March 29, 2006.

(3) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) under the Securities Act of 1933, as amended. The offering price per share and aggregate offering price are based upon the weighted average exercise price for outstanding options granted pursuant to the registrant's 1999 Stock Option Plan.

                                     PART I

ITEM 1. PLAN INFORMATION.

     The information required by Item 1 is included in documents sent or given to participants in the plans covered by this registration statement pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     The written statement required by Item 2 is included in documents sent or given to participants in the plans covered by this registration statement pursuant to Rule 428(b)(1) of the Securities Act.

                                     PART II

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated by reference in this Registration Statement:

(a) The registrant's Annual Report on Form 10-K filed with the Commission on March 30, 2006;

(b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") since December 31, 2005; and

(c) The section entitled "Description of The Registrant's Securities to be Registered" contained in the registrant's Registration Statement on Form 8-A, filed pursuant to Section 12(g) of the Exchange Act, on November 15, 2005, including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed with the Commission by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, on or after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered herein have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part thereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Section 145 of the Delaware General Corporation Law (the "DGCL") empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

     The Second Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the registrant include provisions to (i) eliminate the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty to the extent permitted by Section 102(b)(7) of the DGCL and (ii) authorize the registrant to indemnify its directors and officers to the fullest extent permitted by Section 145 of the DGCL, including circumstances in which indemnification is otherwise discretionary. The registrant has purchased an insurance policy covering its officers and directors with respect to certain liabilities arising under the Securities Act or otherwise.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

     The following exhibits are filed as part of or incorporated by reference into this Registration Statement:

EXHIBIT NO.           DESCRIPTION OF DOCUMENT

3.1*                  Second Amended and Restated Certificate of Incorporation of the registrant.

3.2**                 Amended and Restated Bylaws of the registrant.

5.1                   Opinion of Bingham McCutchen LLP.

23.1                  Consent of Ernst & Young LLP.

23.2                  Consent of Bingham McCutchen LLP (included in Exhibit 5.1).

24                    Power of Attorney (included on the signature page of this Registration Statement).

--------------

* Filed with the Commission on October 25, 2005 as Exhibit 3.3 to Amendment No. 2 to the registrant's Registration Statement on Form S-1, File No. 333-127888, and incorporated herein by reference.

** Filed with the Commission on October 5, 2005 as Exhibit 3.5 to Amendment No. 1 to the registrant's Registration Statement on Form S-1, File No. 333-127888, and incorporated herein by reference.

ITEM 9. UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided, however, that paragraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Littleton, Commonwealth of Massachusetts, on the 3rd day of April, 2006.

                                           DOVER SADDLERY, INC.

                                           By: /s/ Stephen L. Day
                                               -------------------------------
                                               Stephen L. Day
                                               Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby appoints Stephen L. Day, Jonathan A.R. Grylls and Michael W. Bruns, or any of them, as such person's true and lawful attorney-in-fact with the authority to execute in the name of each such person, and to file with the Commission, together with any exhibits thereto and other documents therewith, any and all amendments (including without limitation post-effective amendments) to this Registration Statement on Form S-8 necessary or advisable to enable the registrant to comply with the Securities Act and any rules, regulations, and requirements of the Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate. Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated as of the dates set forth below.


                Signature                                   Title                                    Date

/s/ Stephen L. Day                         Chief Executive Officer, President                    April 3, 2006
------------------------------------       (Principal Executive Officer) and
Stephen L. Day                             Director


/s/ Jonathan A.R. Grylls                   Chief Operating Officer and Director                  April 3, 2006
------------------------------------
Jonathan A.R. Grylls

/s/ Michael W. Bruns                       Chief Financial Officer (Principal                    April 3, 2006
------------------------------------       Accounting and Financial Officer)
Michael W. Bruns

/s/ David J. Powers                        Director                                              April 3, 2006
------------------------------------
David J. Powers

/s/ James F. Powers                        Director                                              April 3, 2006
------------------------------------
James F. Powers

/s/ Gregory F. Mulligan                    Director                                              April 3, 2006
------------------------------------
Gregory F. Mulligan

/s/ William F. Meagher, Jr.                Director                                              April 3, 2006
------------------------------------
William F. Meagher, Jr.

                                  EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION OF DOCUMENT

3.1*                  Second Amended and Restated Certificate of Incorporation of the registrant.

3.2**                 Amended and Restated Bylaws of the registrant.

5.1                   Opinion of Bingham McCutchen LLP.

23.1                  Consent of Ernst & Young LLP.

23.2                  Consent of Bingham McCutchen LLP (included in Exhibit 5.1).

24                    Power of Attorney (included on the signature page of this Registration Statement).

--------------

* Filed with the Commission on October 25, 2005 as Exhibit 3.3 to Amendment No. 2 to the registrant's Registration Statement on Form S-1, File No. 333-127888, and incorporated herein by reference.

** Filed with the Commission on October 5, 2005 as Exhibit 3.5 to Amendment No. 1 to the registrant's Registration Statement on Form S-1, File No. 333-127888, and incorporated herein by reference.